Exhibit 31.5
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
(Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)
I, James M. Whipkey, certify that:
1. I have reviewed this Annual Report on Form 10-K/A of Hi-Crush Partners LP;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ James M. Whipkey
James M. Whipkey
Co-Chief Executive Officer
April 11, 2014